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                               FIRST EAGLE FUNDS

                          FIRST EAGLE FUND OF AMERICA
                         FIRST EAGLE INTERNATIONAL FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                       SUPPLEMENT DATED OCTOBER 23, 2000
          TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2000.

THE DISCLOSURE IN THE STATEMENT OF ADDITIONAL INFORMATION UNDER "DISTRIBUTOR" PP. 13 IS REPLACED IN ITS ENTIRETY TO READ AS FOLLOWS:

    Arnhold and S. Bleichroeder, Inc. (the "Distributor"), a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ("NASD"), serves as the Distributor of the Funds' Class Y, Class C and Class A shares.

    The Distributor receives a service fee at the annual rate of 0.25% of the average daily net assets of all Classes of shares of the Funds, to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. The Funds pay the Distributor a Rule 12b-1 fee on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares and a Rule 12b-1 fee on Class C shares at the annual rate of up to 0.75% of the average daily net assets of each Fund's outstanding Class C shares. The Distributor has agreed, subject to its right to unilaterally require payments monthly, to accept the payments involved (whether distribution related or service fees) on a quarterly basis other than in certain exceptional casts.

    The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the Securities Act of 1933. Pursuant to the Distribution and Services Agreement, dated February 27, 1998, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended.

    The Fund's Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares. However, the Distributor will not pay dealers 12b-1, distribution related and service fees for any quarter in which they have less than $50,000 in accounts. For the fiscal year ended
October 31, 1999, First Eagle Fund of America paid the Distributor Rule 12b-1 fees of $97,663 for Class C shares and $2,279 for Class A shares and First Eagle International Fund paid the Distributor 12b-1 fees of $3,806 for Class C shares and $76 for Class A shares.